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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) : JANUARY 21, 2005


                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


          TEXAS                           333-88577               74-2684967
(State or other jurisdiction of          (Commission            (IRS Employer
       incorporation)                    File Number)        Identification No.)

           13710 FNB PARKWAY
            OMAHA, NEBRASKA                               68154-5200
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


          ____________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 7.01  REGULATION FD DISCLOSURE.

      Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P.'s press release, dated January 21, 2005, regarding certain organizational changes at Northern Plains Natural Gas Company, LLC.

      The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

          99.1     Northern Border Partners, L.P. press release dated
                   January 21, 2005
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORTHERN BORDER PIPELINE COMPANY
                                          By: Northern Plains Natural Gas
                                              Company, LLC Operator


Date:  January 21, 2005                   By: /s/ Jerry L. Peters
                                              ---------------------------------
                                              Name:  Jerry L. Peters
                                              Title: Vice President, Finance
                                                     and Treasurer
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                                  EXHIBIT INDEX



      Exhibit 99.1   --   Northern Border Partners, L.P. Press Release dated
                          January 21, 2005.